UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐ Filed by a Party other than the Registrant

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12

Mammoth Energy Services, Inc.
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(Name of Registrant as Specified In Its Charter)
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(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Mammoth Energy Services, Inc.
Additional Information Regarding the Proxy Statement

The following additional information relates to the proxy statement (the “Proxy Statement”) of Mammoth Energy Services, Inc. (the “Company”), dated June 10, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on July 2, 2020 (the “Annual Meeting”).

The purpose of this information is to inform you that the Company is filing these additional materials to supplement the Proxy Statement solely to disclose that the Company delayed the filing of the Proxy Statement for the Annual Meeting in reliance on the filing extension provided by the U.S. Securities and Exchange Commission’s March 4, 2020 Order (Release No. 34-88318), as modified on March 25, 2020 (Release No. 34-88465) (the “Order”). On April 29, 2020, the Company filed a Current Report on Form 8-K (the “Form 8-K”) to indicate its intention to rely on the Order and delay the filing of the Proxy Statement, including the information omitted from the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), pursuant to General Instruction G(3) of the Form 10-K (the “Part III Information”), due to the circumstances related to the COVID-19 pandemic.

Consistent with the Company’s disclosure in the Form 8-K, the COVID-19 pandemic caused the Company’s offices to close due to stay-at-home orders in place for the State of Oklahoma where the Company’s headquarters are located and the Company to issue the related work-from-home policy to protect the health and safety of the Company’s employees and their families. The office closure and the work-from-home policy in turn caused a delay in the completion of the Proxy Statement process. The COVID-19 pandemic also required key personnel to devote considerable time and resources to respond to the emerging impacts to the Company’s business. These conditions made it necessary to delay the disclosure of the Part III Information (all of which is now included in the Proxy Statement).

This additional information does not amend, modify, or otherwise update any other information in the Proxy Statement. Accordingly, you should read this information in conjunction with the Proxy Statement and Annual Report on Form 10-K.